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                                  EXHIBIT 10.14

                                     FORM OF

                                GREAT LAKES REIT
                      LIMITED PURPOSE EMPLOYEE LOAN PROGRAM
                             LOAN SECURITY AGREEMENT

         This Agreement is made as of ________________, 2000 between EMPLOYEE NAME, residing at __________________ ___________ ("Employee"), and Great Lakes REIT, a Maryland real estate investment trust, having its principal office at 823 Commerce Drive, Oak Brook, Illinois 60523 ("GLR").

         WHEREAS, Employee has executed a notice of option exercise for the purchase of _____________ shares of GLR Common Shares of Beneficial Interest (the "Shares") pursuant to stock options that GLR has previously granted Employee (the "Options"). The purchase price is $_______, [and income taxes related to the exercise of $___________] together totaling $___________ which Employee desires to finance by a loan from GLR,

         AND WHEREAS, Employee desires to borrow from GLR, and GLR is willing to lend the sum of $____________ to Employee as permitted under the Great Lakes REIT Limited Purpose Employee Loan Program (the "Loan Program"), subject to the terms and conditions set forth in this Agreement.

         NOW THEREFORE in consideration of their mutual promises, the parties agree as follows:

         1. AGREEMENT TO BORROW AND LEND. Employee agrees to borrow from GLR, and GLR agrees to lend to Employee, the sum of $__________ under the general terms specified in the promissory note (the "Note") in the form attached hereto as EXHIBIT A. The sum borrowed by Employee will be paid to GLR on behalf of and for the account of Employee.

         2. DOCUMENTS TO BE DELIVERED TO GLR. Concurrently with the execution and delivery of this Agreement, Employee shall execute and deliver to GLR:

                  (a)  the Note; and

                  (b) stock powers for collateral assignment only (the "Stock
                      Power"), substantially in the form attached hereto as EXHIBIT B, executed in blank by Employee.

         Employee covenants to GLR that, when GLR's share transfer agent issues any certificate or certificates evidencing any Collateral (as defined herein), Employee will promptly deliver, or cause to be promptly delivered, such certificate(s) to the then-serving Secretary of GLR. Employee covenants that Employee will cause GLR's share transfer agent to deliver such certificate(s) directly to the then-serving Secretary of GLR upon GLR's written notice to Employee that GLR requires such delivery of the certificate(s).

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         3. SECURITY INTEREST. Employee grants GLR, as collateral security for
Employee's Obligations (as defined herein), a continuing security interest in Employee's right, title, and interest in the Collateral and any proceeds thereof. On Employee's performance in full of the Obligations secured in this Agreement, the Collateral and the other documents referred to in Paragraph 2 of this Agreement will be returned to Employee and the security interest created by this Agreement, as well as this Agreement, will terminate, without further liability on the part of either party.

                  (a) For purposes of this Agreement, the term "Collateral" means all of the Shares, together with all stock and other non-cash dividends paid and non-cash distributions made upon the Shares, all securities and other property received in addition to or in exchange for the Shares, all rights to subscribe for securities incident to the Shares, all other proceeds of any of the foregoing, and any certificate(s) evidencing any of the foregoing.

                  (b) For purposes of this Agreement, the term "Obligations" means all of Employee's indebtedness, obligations and/or liabilities (i) under the Note and
                           (ii) under this Agreement.

         4. EVENTS OF DEFAULT. If any one or more of the events set forth below occurs (each an "Event of Default"), then, GLR shall, subject to Paragraph 5 of this Agreement, have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Uniform Commercial Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Agreement:

                  (a) NONPAYMENT OF THE NOTE. Employee is in default of any payment of interest and/or principal due on the Note if such default shall not be cured within 10 business days following written notice of such default to Employee;

                  (b) ASSIGNMENT OF THE COLLATERAL. Employee transfers, sells or grants a security interest in the Collateral during the term of this Agreement; or

                  (c) BREACH OF OBLIGATIONS. Employee breaches his material obligations, covenants, or undertakings under this Agreement if such breach shall not be cured within 10 business days following written notice of such breach to Employee.

         5. NOTICE OF DEFAULT AND POWER TO SELL. If an Event of Default occurs, GLR will give written notice of such Event of Default to Employee. Such notice will specify the amount of principal and accrued interest due under the Note. If Employee fails to pay such principal and accrued interest within ________ days of Employee's receipt of such notice, then GLR may (but is not obligated to) execute a market sale of the Shares and deliver the Collateral to settle any such sale.

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         In case of any sale, GLR may first deduct all expenses of the sale, and delivery of the Collateral, and any incidental expenses, including reasonable attorney's fees and brokerage commissions. GLR will then apply the residue to any amounts due and unpaid on the Obligations, and will return the surplus, if any, to Employee. Any sale conducted pursuant to this Paragraph 5 will be deemed commercially reasonable.

         If GLR does not start to sell the Collateral within ninety (90) days after GLR's right to sell it accrues, as per this Paragraph 5, then Employee will have the right to request that GLR sell the Collateral or that Employee, at his own expense, be allowed to sell it. If Employee requests that GLR sell the Collateral, GLR will not be obligated to do so unless the net proceeds to be received from such disposition will be sufficient to fully satisfy the Obligations of Employee to GLR. If Employee requests that he be allowed to sell the Collateral, any disposition must be on terms and conditions approved by GLR, in its sole discretion; PROVIDED, HOWEVER, that GLR is obligated to give such approval if the disposition fully satisfies the Obligations of Employee to GLR. GLR will not be liable to Employee for any agents' or brokers' fees in the event Employee sells the Collateral. In connection with any sale or disposition of the Collateral, GLR will have the absolute right to present the Stock Power for the purpose of effecting the transfer of the Collateral.

         6. EMPLOYEE'S REMEDIES AGAINST GLR. Employee agrees that he will not assert, against GLR or the Collateral, any claim or demand arising out of his option exercise.

         7. TRANSFER AGENT'S RESPONSIBILITY TO EMPLOYEE. Employee agrees that GLR's transfer agent, its officers, agents, servants, employees, and/or attorneys, will have no responsibility to him under this Agreement other than to deliver the Collateral to GLR, or to return it to Employee, in accordance with this Agreement.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto, their respective legal representatives, heirs, administrators, executors, successors and permitted assigns, as the case may be.

         9. JOINT AND SEVERAL LIABILITY. In the event any of the Collateral is titled in joint tenancy or tenancy in common, the term "Employee" encompasses all Collateral owners, and in such event, the Obligations of Employee and the other joint owners of such Collateral will be joint and several.

         10. ASSIGNMENT OF RIGHTS. Employee may not assign his rights or obligations under this Agreement without GLR's prior written consent. Any assignment in contravention of this Agreement shall be null and void. GLR may assign this Agreement and all of its rights, title, and interest in the Collateral without Employee's consent.

         11. WAIVER OF TRIAL BY JURY. Except as prohibited by statute, the parties to this Agreement waive trial by jury in any action brought by any of the parties against the other, on any matter whatsoever, arising out of this Agreement. With respect to any matter for which a jury trial cannot be waived, the parties agree not to assert any counterclaims nor move to consolidate any claim with any action in which a jury trial is waived.

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         12. RIGHTS OF EMPLOYEE AS TO COLLATERAL. Subject to any limitations under GLR's compensation or benefits plans pursuant to which the Options were granted and until GLR makes a demand for payment pursuant to Paragraph 5 following an Event of Default, Employee shall have the right to exercise all voting rights with respect to the Collateral and to receive and retain all cash dividends paid upon any of the Collateral.

         13. MERGER AND MODIFICATIONS. This Agreement, the Note, and the Loan Program contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and no representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof and signed by the parties; provided, however, that GLR may, in its sole discretion, modify this Agreement so that the Agreement complies with the terms and conditions of the Loan Program.

         14. WAIVER. No failure or delay on the part of GLR in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of GLR hereunder, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of GLR under this Agreement are cumulative and not exclusive of any rights or remedies that it may otherwise have.

         15. NOTICES. All consents, notices, or other communications required under this Agreement shall be in writing. Any notice, if mailed, shall be deemed given three (3) days after being deposited in the United States mail, registered or certified mail, postage prepaid, addressed to the recipient at its address shown below (or any other address that it designates to the other party), by proper notice hereunder, as its address for the receipt of notices hereunder, and if personally delivered, shall be deemed given when delivered to the address shown below addressed to the recipient:

         To GLR at:  823 Commerce Drive
                     Oak Brook, Illinois 60523
                     Attn: Secretary or Assistant Secretary

         And to Employee at:   -----------------------------

                               -----------------------------

                               -----------------------------


         16. OTHER ACTS. Employee will faithfully preserve and protect GLR's security interest in the Collateral and will do all such other acts and things and will, within a reasonable time after a request by GLR, execute and deliver all such other documents and instruments, including without limitation further pledges and assignments with respect to the Collateral consistent with the terms of

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this Agreement, as GLR reasonably may deem necessary or advisable from time to time in order to preserve, perfect and protect said security interest.

         17. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois without reference to its choice of law or conflict of laws rules.

         18. INVALIDITY OF PROVISIONS. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

         19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                    GREAT LAKES REIT

                                    By:
                                             ----------------------------

                                    Its:
                                             ----------------------------


                                    EMPLOYEE:

                                    -------------------------------------


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                                    EXHIBIT A

                                GREAT LAKES REIT
                      LIMITED PURPOSE EMPLOYEE LOAN PROGRAM

                                 PROMISSORY NOTE

$__________                                                 Date ______________

______________________ ("Employee") in consideration of the receipt of $_____________ __________________ from Great Lakes REIT ("GLR") promises to pay to the order of GLR and its successors and assigns, the sum of _____________ and __/100 Dollars ($___________) on _ (the "Maturity Date"), together with interest on the outstanding principal balance remaining unpaid hereunder from the date of this Note. Accrued unpaid interest shall be payable on the tenth (10th) day of each calendar quarter at a per annum rate equal to the rate GLR pays on its borrowed funds from its principal lender, such interest rate being adjusted quarterly.

         To secure payment of all Employee's indebtedness, liabilities, and obligations under this Note, Employee has granted GLR a continuing security interest in and to __________________ shares of GLR Common Shares of Beneficial Interest pursuant to that certain Loan Security Agreement dated as of the same date as this Note, by and between Employee and GLR (the "Security Agreement").

         At the option of the GLR and without demand or notice of any kind to Employee or any other person, the remaining unpaid principal and any accrued interest shall all be immediately due and payable in full upon the first to occur of: (a) the date sixty (60) days following the day Employee ceases to be an employee of GLR; (b) the date that Employee transfers, sells or grants a security interest in the Collateral (as defined in the Security Agreement) during the term of the Security Agreement; or (c) Employee's continued breach of his obligations under this Note or of his material obligations, covenants, or undertakings under the Security Agreement if such breach shall not be cured within ten (10) business days following written notice of such breach to Employee.

         No delay on the part of GLR in the exercise of any power or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

         All payments hereunder shall be applied first to interest on the unpaid balance at the rate herein specified and then to principal.

         All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. Principal and interest shall be paid to GLR at its principal office in Illinois or at such other place as the holder of this Note may designate in writing to the


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undersigned. This Note may be prepaid in whole or in part at any time or from time to time without premium or penalty.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. Employee will pay all reasonable attorneys' fees and other costs of collection incurred by GLR to collect any unpaid sums due and owing pursuant to this Note.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then, and in either of such events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note, and the remaining provisions of this Note shall remain operative and in full force and effect.

         This Note has been executed and delivered in Illinois, and shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Employee acknowledges that the credit accommodation evidenced by this
Note is for the purposes specified in 815 ILCS 205/4(1)(c), Illinois Compiled Statutes, as amended from time to time; and that the principal obligation evidenced hereby constitutes a business loan within the purview and operation of said section.

         This Note shall be binding upon Employee and his/her legal representatives, heirs, administrators, executors, successors and assigns.


-----------------------------
Employee


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                                    EXHIBIT B

                                GREAT LAKES REIT
                      LIMITED PURPOSE EMPLOYEE LOAN PROGRAM

                                   STOCK POWER

I, _____________________________ ("Employee"), hereby sell, assign, and transfer to Great Lakes REIT, a Maryland real estate investment trust ("GLR"), the following: __________ shares of Great Lakes REIT Common Shares of Beneficial Interest (par value $.0l) (the "Shares") which are held of record by Employee on the books and records of the transfer agent of GLR, as represented by Certificate No. _________, and appoint Richard L. Rasley and Adam E. Berman, Secretary and Assistant Secretary of GLR, respectively, and any succeeding Secretary or Assistant Secretary, as my attorney-in-fact (my "agent") to transfer the Shares on the books of GLR or any share transfer agent, with full power of substitution to act for me and in my name (in any way I could act in person) with respect to the Shares.


----------------------------
(Employee Signature)


----------------------------
(Signature of Joint Tenant)


State of Illinois:      )
                        )SS.
County of Du Page       )


The undersigned, a notary public in and for the above county and state, certifies that ______________ is known to me to be the same person(s) whose name(s) is/are subscribed as Employee to the foregoing power of attorney, appeared before me in person and acknowledged signing the delivering the instrument as his/her free and voluntary act for the uses and purposes therein set forth.

Subscribed and Sworn to
before me this ______
day of ___________, 2000



-------------------------
Notary Public